Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Third Quarter - 2008

Table of Contents
Page
Consolidated Highlights:
Selected Financial Data - Third Quarter	1
Selected Financial Data - Year-to-date	2
Consolidated Statements of Operations - Per Share Data	3
Consolidated Statements of Operations - Third Quarter	5
Consolidated Statements of Operations - Year-to-date	6
Consolidated Balance Sheets	7
Assets and Liabilities of Discontinued Operations; Selected Balance Sheet Items - Fronting Agreements;
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group	8
Invested Assets and Net Investment Income; Debt	9

Segment Information:
Statements of Operations - Consolidating - Year-to-date	11 - 12
Statements of Operations - Consolidating - Third Quarter	13 - 14
Statements of Operations - PMA Insurance Group	15
Insurance Ratios - PMA Insurance Group	16
Components of Direct Premiums Written - PMA Insurance Group	17
Statements of Operations - Fee-based Business	18
Statements of Operations - Corporate & Other	19
Statements of Operations - Discontinued Operations	20

Operating Cash Flow Information:
Operating Cash Flows - Consolidated	21
Operating Cash Flows - PMA Insurance Group	22
Operating Cash Flows - Fee-based Business	23

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool	24

Other Information:
Industry Ratings and Market Information	25

Legend:
NM - Not Meaningful

Operating income, which we define as GAAP net income (loss) excluding net realized investment gains and losses and the results from discontinued operations, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our businesses.  Net realized investment activity is excluded because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments.  Operating income does not replace net income (loss) as the GAAP measure of our consolidated results of operations.  See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2007	2007	2008	2008	2008	Quarter

Direct Premiums Written	$146,547	$91,416	$140,431	$99,092	$148,193	1.1%

Net Premiums Written	$116,116	$71,189	$113,783	$79,146	$123,995	6.8%

Revenues:
Net premiums earned	$93,773	$93,617	$85,596	$102,920	$97,974	4.5%
Claims service revenues	7,595	11,239	11,952	12,937	15,696	NM
Commission income	-	3,005	4,281	2,631	2,637	NM
Net investment income	9,914	9,973	9,435	9,040	8,870	-10.5%
Net realized investment gains (losses)	153	566	3,518	(572)	(7,929)	NM
Other revenues	33	168	146	2,214	125	NM
Total revenues	$111,468	$118,568	$114,928	$129,170	$117,373	5.3%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$11,702	$7,614	$13,619	$11,341	$13,325	13.9%
Fee-based Business	661	1,669	2,186	1,201	1,929	NM
Corporate & Other	(4,573)	(5,003)	(5,011)	(5,424)	(5,319)	-16.3%
Pre-tax operating income	7,790	4,280	10,794	7,118	9,935	27.5%
Income tax expense	2,711	1,464	3,811	2,535	3,530	30.2%
After-tax operating income	5,079	2,816	6,983	4,583	6,405	26.1%
Net realized investment gains (losses) after tax	99	368	2,287	(372)	(5,154)	NM
Income from continuing operations	5,178	3,184	9,270	4,211	1,251	-75.8%
Loss from discontinued operations after tax	(13,981)	(40,746)	(2,439)	(188)	(2,310)	83.5%
Net income (loss)	$(8,803)	$(37,562)	$6,831	$4,023	$(1,059)	88.0%

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.16	$0.09	$0.22	$0.14	$0.20	25.0%
Realized gains (losses) after tax	-	0.01	0.07	(0.01)	(0.16)	NM
Income from continuing operations	0.16	0.10	0.29	0.13	0.04	-75.0%
Loss from discontinued operations after tax	(0.43)	(1.27)	(0.08)	-	(0.07)	83.7%
Net income (loss)	$(0.27)	$(1.17)	$0.21	$0.13	$(0.03)	88.9%

Capitalization:
Debt	$135,072	$131,262	$129,790	$129,790	$129,380	-4.2%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	409,263	374,603	381,255	387,761	380,107	-7.1%
Total capitalization excluding FAS 115 unrealized gain (loss)	544,335	505,865	511,045	517,551	509,487	-6.4%
FAS 115 unrealized gain (loss)	(2,138)	3,981	2,464	(7,166)	(22,113)	NM
Total capitalization including FAS 115 unrealized gain (loss)	$542,197	$509,846	$513,509	$510,385	$487,374	-10.1%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$12.82	$11.79	$12.00	$12.14	$11.89	-7.3%
Including FAS 115 unrealized gain (loss)	$12.75	$11.92	$12.08	$11.92	$11.20	-12.2%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	24.8%	25.9%	25.4%	25.1%	25.4%	2.4%
Including FAS 115 unrealized gain (loss)	24.9%	25.7%	25.3%	25.4%	26.5%	6.4%

Interest Coverage:
Income from continuing operations before interest
and income taxes to interest expense	3.58	2.62	6.14	3.44	1.73	-51.7%

Operating income from continuing operations before
interest and income taxes to interest expense	3.53	2.43	4.87	3.65	4.63	31.2%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Nine	Nine	% Change
	Months	Months	Nine
	2008	2007	Months

Direct Premiums Written	$387,716	$418,280	-7.3%

Net Premiums Written	$316,924	$323,509	-2.0%

Revenues:
Net premiums earned	$286,490	$284,626	0.7%
Claims service revenues	40,585	22,795	78.0%
Commission income	9,549	-	NM
Net investment income	27,345	29,619	-7.7%
Net realized investment losses	(4,983)	(3)	NM
Other revenues	2,485	172	NM
Total revenues	$361,471	$337,209	7.2%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$38,285	$30,431	25.8%
Fee-based Business	5,316	2,055	NM
Corporate & Other	(15,754)	(14,561)	-8.2%
Pre-tax operating income	27,847	17,925	55.4%
Income tax expense	9,876	6,358	55.3%
After-tax operating income	17,971	11,567	55.4%
Net realized investment losses after tax	(3,239)	(2)	NM
Income from continuing operations	14,732	11,565	27.4%
Loss from discontinued operations after tax	(4,937)	(16,531)	70.1%
Net income (loss)	$9,795	$(4,966)	NM

Diluted Earnings (Loss) Per Share:
After-tax operating income	$0.56	$0.35	60.0%
Realized losses after tax	(0.10)	-	NM
Income from continuing operations	0.46	0.35	31.4%
Loss from discontinued operations after tax	(0.15)	(0.50)	70.0%
Net income (loss)	$0.31	$(0.15)	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2008	2008	2008	2008	2007

Diluted Earnings (Loss) Per Share:

Pre-tax operating income	$0.24	$0.13	$0.34	$0.22	$0.31	$0.87	$0.55

After-tax operating income	$0.16	$0.09	$0.22	$0.14	$0.20	$0.56	$0.35

Income from continuing operations	$0.16	$0.10	$0.29	$0.13	$0.04	$0.46	$0.35

Loss from discontinued operations after tax	(0.43)	(1.27)	(0.08)	-	(0.07)	(0.15)	(0.50)

Net income (loss)	$(0.27)	$(1.17)	$0.21	$0.13	$(0.03)	$0.31	$(0.15)

Diluted weighted average common
shares outstanding	32,412,070	32,079,673	31,942,896	32,132,576	32,200,554	32,102,465	32,736,340

Dividends declared:
Class A Common Stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,920,486	31,761,106	31,765,817	31,940,651	31,965,806	31,965,806	31,920,486

Class A Common Stock prices:
High	$11.17	$10.69	$9.14	$10.23	$12.00	$12.00	$11.40
Low	$8.63	$8.05	$7.45	$8.24	$8.00	$7.45	$8.40
Close	$9.50	$8.22	$8.54	$9.21	$8.82	$8.82	$9.50

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PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	3rd
	2007	2007	2008	2008	2008	Quarter

Gross Premiums Written	$149,436	$94,914	$143,541	$101,659	$151,498	1.4%

Net Premiums Written	$116,116	$71,189	$113,783	$79,146	$123,995	6.8%

Revenues:
Net premiums earned	$93,773	$93,617	$85,596	$102,920	$97,974	4.5%
Claims service revenues	7,595	11,239	11,952	12,937	15,696	NM
Commission income	-	3,005	4,281	2,631	2,637	NM
Net investment income	9,914	9,973	9,435	9,040	8,870	-10.5%
Net realized investment gains (losses)	153	566	3,518	(572)	(7,929)	NM
Other revenues	33	168	146	2,214	125	NM
Total revenues	111,468	118,568	114,928	129,170	117,373	5.3%

Expenses:
Losses and loss adjustment expenses	63,163	66,152	59,922	71,572	68,660	8.7%
Acquisition expenses	18,182	18,027	14,692	19,524	15,898	-12.6%
Operating expenses	16,900	24,629	22,333	27,347	26,906	59.2%
Dividends to policyholders	2,205	1,916	882	1,493	1,169	-47.0%
Interest expense	3,075	2,998	2,787	2,688	2,734	-11.1%
Total losses and expenses	103,525	113,722	100,616	122,624	115,367	11.4%

Pre-tax income	7,943	4,846	14,312	6,546	2,006	-74.7%

Income tax expense (benefit):
Current	537	(321)	-	151	765	42.5%
Deferred	2,228	1,983	5,042	2,184	(10)	NM

Total income tax expense	2,765	1,662	5,042	2,335	755	-72.7%

Income from continuing operations	5,178	3,184	9,270	4,211	1,251	-75.8%

Loss from discontinued operations after tax	(13,981)	(40,746)	(2,439)	(188)	(2,310)	83.5%

Net income (loss)	$(8,803)	$(37,562)	$6,831	$4,023	$(1,059)	88.0%

Pre-tax operating income from continuing operations	$7,790	$4,280	$10,794	$7,118	$9,935	27.5%

After-tax operating income from continuing operations	$5,079	$2,816	$6,983	$4,583	$6,405	26.1%

PMA Capital Corporation
Consolidated Statements of Operations
(Dollar Amounts in Thousands)

	Nine	Nine	% Change
	Months	Months	Nine
	2008	2007	Months

Gross Premiums Written	$396,698	$429,258	-7.6%

Net Premiums Written	$316,924	$323,509	-2.0%

Revenues:
Net premiums earned	$286,490	$284,626	0.7%
Claims service revenues	40,585	22,795	78.0%
Commission income	9,549	-	NM
Net investment income	27,345	29,619	-7.7%
Net realized investment losses	(4,983)	(3)	NM
Other revenues	2,485	172	NM
Total revenues	361,471	337,209	7.2%

Expenses:
Losses and loss adjustment expenses	200,154	197,047	1.6%
Acquisition expenses	50,114	55,720	-10.1%
Operating expenses	76,586	51,912	47.5%
Dividends to policyholders	3,544	5,874	-39.7%
Interest expense	8,209	8,734	-6.0%
Total losses and expenses	338,607	319,287	6.1%

Pre-tax income	22,864	17,922	27.6%

Income tax expense:
Current	916	737	24.3%
Deferred	7,216	5,620	28.4%

Total income tax expense	8,132	6,357	27.9%

Income from continuing operations	14,732	11,565	27.4%

Loss from discontinued operations after tax	(4,937)	(16,531)	70.1%

Net income (loss)	$9,795	$(4,966)	NM

Pre-tax operating income from continuing operations	$27,847	$17,925	55.4%

After-tax operating income from continuing operations	$17,971	$11,567	55.4%

PMA Capital Corporation
Consolidated Balance Sheets
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2008	2008	2008

Assets:
Investments in fixed maturities available for sale	$725,637	$728,725	$719,570	$730,466	$701,738
Short-term investments	83,618	78,426	78,086	59,785	88,358
Total investments	809,255	807,151	797,656	790,251	790,096

Cash	4,164	15,828	14,552	10,557	12,502
Accrued investment income	5,789	5,768	5,462	5,762	6,104
Premiums receivable	254,804	222,140	239,783	215,030	226,709
Reinsurance receivables	795,118	795,938	818,789	817,182	824,512
Prepaid reinsurance premiums	41,354	32,361	28,977	21,414	23,051
Deferred income taxes, net	103,284	118,857	116,342	117,983	131,132
Deferred acquisition costs	42,626	37,404	42,547	38,739	43,317
Funds held by reinsureds	40,150	42,418	44,622	46,980	49,292
Intangible assets	-	22,779	22,589	30,013	30,518
Other assets	92,176	105,341	115,255	125,533	152,327
Assets of discontinued operations	525,710	375,656	348,921	317,189	309,607
Total assets	$2,714,430	$2,581,641	$2,595,495	$2,536,633	$2,599,167

Liabilities:
Unpaid losses and loss adjustment expenses	$1,206,550	$1,212,956	$1,227,287	$1,240,224	$1,247,069
Unearned premiums	257,598	226,178	250,981	219,643	247,302
Debt	135,072	131,262	129,790	129,790	129,380
Accounts payable, accrued expenses
and other liabilities	173,242	195,895	191,029	193,342	247,196
Reinsurance funds held and balances payable	44,884	39,324	39,287	31,947	34,185
Dividends to policyholders	4,730	5,839	5,845	5,459	5,150
Liabilities of discontinued operations	485,229	391,603	367,557	335,633	330,891
Total liabilities	2,307,305	2,203,057	2,211,776	2,156,038	2,241,173

Shareholders' Equity:
Class A Common Stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	110,687	111,088	111,588	111,754	112,427
Retained earnings	174,190	136,627	143,418	145,638	144,286
Accumulated other comprehensive loss	(16,673)	(6,663)	(8,917)	(17,743)	(40,149)
Treasury stock, at cost	(32,169)	(33,558)	(33,460)	(30,144)	(29,660)
Total shareholders' equity	407,125	378,584	383,719	380,595	357,994
Total liabilities and shareholders' equity	$2,714,430	$2,581,641	$2,595,495	$2,536,633	$2,599,167

PMA Capital Corporation
Assets and Liabilities of Discontinued Operations
(Dollar Amounts in Thousands)

	3rd	4th		1st		2nd		3rd
	Quarter	Quarter		Quarter		Quarter		Quarter
	2007	2007		2008		2008		2008

Assets
Investments	$ 71,486	$ 219,678		$ 186,466		$ 172,732		$ 160,240
Cash	4,524	5,665		10,305		726		692
Reinsurance receivables	312,175	150,097		144,994		136,212		134,133
Other assets	137,525	216	[1]	7,156	[1]	7,519	[1]	14,542	[1]
Assets of discontinued operations	$ 525,710	$ 375,656		$ 348,921		$ 317,189		$ 309,607

Liabilities
Unpaid losses and loss adjustment expenses	$ 379,920	$ 339,077		$ 317,165		$ 289,190		$ 281,386
Other liabilities	105,309	52,526		50,392		46,443		49,505
Liabilities of discontinued operations	$ 485,229	$ 391,603		$ 367,557		$ 335,633		$ 330,891

[1] Includes write-down of net assets of Run-off Operations to fair value less cost to sell.

PMA Capital Corporation
Selected Balance Sheet Items - Fronting Agreements
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2008	2008	2008

Assets
Premiums receivable	$ 31,136	$ 27,847	$ 22,714	$ 11,145	$ 8,087
Reinsurance receivables	21,799	30,377	37,711	42,691	44,668
Prepaid reinsurance premiums	26,188	22,665	16,956	8,513	5,020
Deferred acquisition costs	231	254	189	61	79
Other assets	3,375	7,332	7,285	6,234	6,315

Liabilities
Unpaid losses and loss adjustment expenses	$ 21,855	$ 30,978	$ 38,739	$ 44,078	$ 46,301
Unearned premiums	27,338	24,413	18,500	9,555	5,845
Reinsurance funds held and balances payable	24,652	21,333	16,510	8,047	6,126
Other liabilities	7,435	11,511	11,564	8,586	7,459

PMA Capital Corporation
Rollforward of Deferred Policy Acquisition Costs - PMA Insurance Group
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2008	2008	2008

Balance Sheet
Balance, beginning of period	$ 37,889	$ 42,626	$ 37,404	$ 42,547	$ 38,739

Policy acquisition costs deferred	22,919	12,805	19,835	15,729	20,501
Amortization of policy acquisition costs	(18,182)	(18,027)	(14,692)	(19,537)	(15,923)
Net change	4,737	(5,222)	5,143	(3,808)	4,578

Balance, end of period	$ 42,626	$ 37,404	$ 42,547	$ 38,739	$ 43,317

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2008	2008	2008	2008	2007

Total Investments & Cash
As reported	$813,419	$822,979	$812,208	$800,808	$802,598	$802,598	$813,419
Less:
Unrealized gain (loss) on
fixed maturities available for sale	(3,315)	6,138	4,024	(10,663)	(33,148)	(33,148)	(3,315)
Total adjusted investments & cash	$816,734	$816,841	$808,184	$811,471	$835,746	$835,746	$816,734

Net Investment Income
As reported	$9,914	$9,973	$9,435	$9,040	$8,870	$27,345	$29,619
Less:
Interest on funds held	(529)	(676)	(506)	(558)	(616)	(1,680)	(1,518)
Total adjusted investment income	$10,443	$10,649	$9,941	$9,598	$9,486	$29,025	$31,137

Yield
As reported	4.81%	4.88%	4.62%	4.48%	4.43%	4.50%	4.88%
Investment portfolio	5.01%	5.22%	4.89%	4.74%	4.61%	4.73%	5.09%

Duration (in years)	3.8	3.7	3.8	3.8	3.6	3.6	3.8

PMA Capital Corporation
Debt
(Dollar Amounts in Thousands)

	Amount
	Outstanding	Maturity
Junior subordinated debt [1]	$64,435	2033-2037
8.50% senior notes	54,900	2018
Surplus notes [2]	10,000	2035
4.25% convertible debt	45	2022[3]
Total long-term debt	$129,380

[1]	Weighted average interest rate on junior subordinated debt is 6.90% as of September 30, 2008.
[2]	Interest rate on surplus notes is 7.29% as of September 30, 2008.
[3]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2010, 2012 and 2017.  This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

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PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$397,069	$-	$(371)	$396,698

Net Premiums Written	$317,295	$-	$(371)	$316,924

Revenues:
Net premiums earned	$286,861	$-	$(371)	$286,490
Claims service revenues	-	41,272	(687)	40,585
Commission income	-	9,587	(38)	9,549
Net investment income	26,818	397	130	27,345
Other revenues	2,120	275	90	2,485
Operating revenues	315,799	51,531	(876)	366,454

Losses and Expenses:
Losses and loss adjustment expenses	200,154	-	-	200,154
Acquisition expenses	50,152	-	(38)	50,114
Operating expenses	23,071	46,215	7,300	76,586
Dividends to policyholders	3,544	-	-	3,544
Total losses and expenses	276,921	46,215	7,262	330,398

Operating income (loss) before income taxes
and interest expense	38,878	5,316	(8,138)	36,056

Interest expense	593	-	7,616	8,209

Pre-tax operating income (loss)	$38,285	$5,316	$(15,754)	27,847

Net realized investment losses				(4,983)

Pre-tax income				$22,864

[1] Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Nine Months Ended September 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$429,729	$-	$(471)	$429,258

Net Premiums Written	$323,980	$-	$(471)	$323,509

Revenues:
Net premiums earned	$285,097	$-	$(471)	$284,626
Claims service revenues	-	22,795	-	22,795
Net investment income	28,530	537	552	29,619
Other revenues	-	-	172	172
Operating revenues	313,627	23,332	253	337,212

Losses and Expenses:
Losses and loss adjustment expenses	197,047	-	-	197,047
Acquisition expenses	55,720	-	-	55,720
Operating expenses	23,801	21,277	6,834	51,912
Dividends to policyholders	5,874	-	-	5,874
Total losses and expenses	282,442	21,277	6,834	310,553

Operating income (loss) before income taxes
and interest expense	31,185	2,055	(6,581)	26,659

Interest expense	754	-	7,980	8,734

Pre-tax operating income (loss)	$30,431	$2,055	$(14,561)	17,925

Net realized investment losses				(3)

Pre-tax income				$17,922

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments.  Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2008
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$151,620	$-	$(122)	$151,498

Net Premiums Written	$124,117	$-	$(122)	$123,995

Revenues:
Net premiums earned	$98,096	$-	$(122)	$97,974
Claims service revenues	-	15,951	(255)	15,696
Commission income	-	2,662	(25)	2,637
Net investment income	8,776	118	(24)	8,870
Other revenues	-	91	34	125
Operating revenues	106,872	18,822	(392)	125,302

Losses and Expenses:
Losses and loss adjustment expenses	68,660	-	-	68,660
Acquisition expenses	15,923	-	(25)	15,898
Operating expenses	7,604	16,893	2,409	26,906
Dividends to policyholders	1,169	-	-	1,169
Total losses and expenses	93,356	16,893	2,384	112,633

Operating income (loss) before income taxes
and interest expense	13,516	1,929	(2,776)	12,669

Interest expense	191	-	2,543	2,734

Pre-tax operating income (loss)	$13,325	$1,929	$(5,319)	9,935

Net realized investment losses				(7,929)

Pre-tax income				$2,006

[1]	Corporate & Other includes the effect of eliminating transactions between the operating segments.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended September 30, 2007
(Dollar Amounts in Thousands)

	PMA
	Insurance	Fee-based	Corporate
	Group	Business	& Other[1]	Consolidated

Gross Premiums Written	$149,591	$-	$(155)	$149,436

Net Premiums Written	$116,271	$-	$(155)	$116,116

Revenues:
Net premiums earned	$93,928	$-	$(155)	$93,773
Claims service revenues	-	7,595	-	7,595
Net investment income	9,397	193	324	9,914
Other revenues	-	-	33	33
Operating revenues	103,325	7,788	202	111,315

Losses and Expenses:
Losses and loss adjustment expenses	63,163	-	-	63,163
Acquisition expenses	18,182	-	-	18,182
Operating expenses	7,819	7,127	1,954	16,900
Dividends to policyholders	2,205	-	-	2,205
Total losses and expenses	91,369	7,127	1,954	100,450

Operating income (loss) before income taxes
and interest expense	11,956	661	(1,752)	10,865

Interest expense	254	-	2,821	3,075

Pre-tax operating income (loss)	$11,702	$661	$(4,573)	7,790

Net realized investment gains				153

Pre-tax income				$7,943

[1]
Corporate & Other includes the effect of eliminating transactions between the operating segments.  Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group [1]
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2007	2007	2008	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$149,591	$95,070	$143,663	$101,786	$151,620	$397,069	$429,729	1.4%	-7.6%

Net Premiums Written	$116,271	$71,345	$113,905	$79,273	$124,117	$317,295	$323,980	6.7%	-2.1%

Revenues:
Net premiums earned	$93,928	$93,773	$85,718	$103,047	$98,096	$286,861	$285,097	4.4%	0.6%
Net investment income	9,397	9,406	9,099	8,943	8,776	26,818	28,530	-6.6%	-6.0%
Other revenues	-	-	-	2,120	-	2,120	-	NM	NM
Total revenues	103,325	103,179	94,817	114,110	106,872	315,799	313,627	3.4%	0.7%

Losses and Expenses:
Losses and loss adjustment expenses	63,163	66,152	59,922	71,572	68,660	200,154	197,047	8.7%	1.6%
Acquisition expenses	18,182	18,027	14,692	19,537	15,923	50,152	55,720	-12.4%	-10.0%
Operating expenses	7,819	9,223	5,488	9,979	7,604	23,071	23,801	-2.7%	-3.1%
Dividends to policyholders	2,205	1,916	882	1,493	1,169	3,544	5,874	-47.0%	-39.7%
Total losses and expenses	91,369	95,318	80,984	102,581	93,356	276,921	282,442	2.2%	-2.0%

Operating income before
income taxes and interest expense	11,956	7,861	13,833	11,529	13,516	38,878	31,185	13.0%	24.7%

Interest expense	254	247	214	188	191	593	754	-24.8%	-21.4%

Pre-tax operating income	$11,702	$7,614	$13,619	$11,341	$13,325	$38,285	$30,431	13.9%	25.8%

[1]
Beginning in the fourth quarter of 2007, the results of PMA Insurance Group no longer include those of PMA Management Corp.  The results of PMA Management Corp. are currently included within the segment results of the Company's Fee-based Business.  For comparative purposes, the financial results of PMA Insurance Group and PMA Management Corp. have been reclassified in all prior periods to reflect this change.

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group
								Point Chg.	Point Chg.
								3rd	Nine
	3rd	4th	1st	2nd	3rd	Nine	Nine	Quarter	Months
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	Better	Better
	2007	2007	2008	2008	2008	2008	2007	(Worse)	(Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	67.2%	70.5%	69.9%	69.4%	70.0%	69.8%	69.1%	(2.8)	(0.7)

Expense ratio:
Acquisition expenses	19.4%	19.2%	17.1%	19.0%	16.2%	17.5%	19.5%	3.2	2.0
Operating expenses	8.4%	9.9%	6.5%	9.7%	7.8%	8.0%	8.3%	0.6	0.3
Total expense ratio	27.8%	29.1%	23.6%	28.7%	24.0%	25.5%	27.8%	3.8	2.3

Policyholders' dividend ratio	2.3%	2.0%	1.0%	1.4%	1.2%	1.2%	2.1%	1.1	0.9
Combined ratio	97.3%	101.6%	94.5%	99.5%	95.2%	96.5%	99.0%	2.1	2.5

Net investment income ratio	-10.0%	-10.0%	-10.6%	-8.7%	-8.9%	-9.3%	-10.0%	(1.1)	(0.7)
Operating ratio	87.3%	91.6%	83.9%	90.8%	86.3%	87.2%	89.0%	1.0	1.8

PMA Capital Corporation
Components of Direct Premiums Written - PMA Insurance Group
(Dollar Amounts in Thousands)

	1st	2nd	3rd	4th	Nine	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2006	2006	2006	2006	2006	2006

Direct premium production	$127,138	$92,932	$126,858	$78,751	$346,928	$425,679
Fronting premiums	-	-	2,086	12,704	2,086	14,790
Premium adjustments	435	(498)	(1,452)	(7,327)	(1,515)	(8,842)
Direct premiums written	$127,573	$92,434	$127,492	$84,128	$347,499	$431,627

	1st	2nd	3rd	4th	Nine	Twelve
	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2007	2007	2007	2007

Direct premium production	$143,389	$96,316	$137,144	$83,103	$376,849	$459,952
Fronting premiums	18,401	14,936	13,707	12,796	47,044	59,840
Premium adjustments	(859)	(134)	(4,149)	(4,327)	(5,142)	(9,469)
Direct premiums written	$160,931	$111,118	$146,702	$91,572	$418,751	$510,323

	1st	2nd	3rd		Nine
	Quarter	Quarter	Quarter		Months
	2008	2008	2008		2008

Direct premium production	$146,608	$96,736	$150,547		$393,891
Fronting premiums	8,143	2,113	2,776		13,032
Premium adjustments	(14,198)	370	(5,008)		(18,836)
Direct premiums written	$140,553	$99,219	$148,315		$388,087

PMA Capital Corporation
Statements of Operations - Fee-based Business [1]
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2007	2007	2008	2008	2008	2008	2007	Quarter	Months

Revenues:
Claims service revenues	$7,595	$11,239	$12,108	$13,213	$15,951	$41,272	$22,795	NM	81.1%
Commission income	-	3,005	4,281	2,644	2,662	9,587	-	NM	NM
Net investment income	193	435	161	118	118	397	537	-38.9%	-26.1%
Other revenues	-	113	102	82	91	275	-	NM	NM
Total revenues	7,788	14,792	16,652	16,057	18,822	51,531	23,332	NM	NM

Expenses:
Operating expenses	7,127	13,123	14,466	14,856	16,893	46,215	21,277	NM	NM
Total expenses	7,127	13,123	14,466	14,856	16,893	46,215	21,277	NM	NM

Pre-tax operating income	$661	$1,669	$2,186	$1,201	$1,929	$5,316	$2,055	NM	NM

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating results of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business.  For comparative purposes, all prior periods have been reclassified to reflect this change.  Fee-based Business operating results include only the operating results of Midlands from the date of acquisition.  Beginning in the third quarter of 2008, the operating results for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2007	2007	2008	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$(155)	$(156)	$(122)	$(127)	$(122)	$(371)	$(471)	21.3%	21.2%

Net Premiums Written	$(155)	$(156)	$(122)	$(127)	$(122)	$(371)	$(471)	21.3%	21.2%

Revenues:
Net premiums earned	$(155)	$(156)	$(122)	$(127)	$(122)	$(371)	$(471)	21.3%	21.2%
Claims service revenues	-	-	(156)	(276)	(255)	(687)	-	NM	NM
Commission income	-	-	-	(13)	(25)	(38)	-	NM	NM
Net investment income [1]	324	132	175	(21)	(24)	130	552	NM	-76.4%
Other revenues	33	55	44	12	34	90	172	3.0%	-47.7%
Total revenues	202	31	(59)	(425)	(392)	(876)	253	NM	NM

Expenses:
Acquisition expenses	-	-	-	(13)	(25)	(38)	-	NM	NM
Operating expenses	1,954	2,283	2,379	2,512	2,409	7,300	6,834	23.3%	6.8%
Total expenses	1,954	2,283	2,379	2,499	2,384	7,262	6,834	22.0%	6.3%

Operating loss before income
taxes and interest expense	(1,752)	(2,252)	(2,438)	(2,924)	(2,776)	(8,138)	(6,581)	-58.4%	-23.7%

Interest expense	2,821	2,751	2,573	2,500	2,543	7,616	7,980	-9.9%	-4.6%

Pre-tax operating loss	$(4,573)	$(5,003)	$(5,011)	$(5,424)	$(5,319)	$(15,754)	$(14,561)	-16.3%	-8.2%

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the Corporate & Other segment was impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Statements of Operations - Discontinued Operations [1]
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	3rd	Nine
	2007	2007	2008	2008	2008	2008	2007	Quarter	Months

Gross Premiums Written	$1,603	$(301)	$2,331	$(214)	$417	$2,534	$5,104	-74.0%	-50.4%

Net Premiums Written	$1,216	$680	$2,439	$(227)	$167	$2,379	$4,705	-86.3%	-49.4%

Revenues:
Net premiums earned	$1,105	$656	$1,026	$11	$517	$1,554	$2,815	-53.2%	-44.8%
Net investment income [1]	777	60	128	(451)	(663)	(986)	2,784	NM	NM
Total revenues	1,882	716	1,154	(440)	(146)	568	5,599	NM	-89.9%

Losses and Expenses:
Losses and loss adjustment expenses	22,447	274	9,280	550	10,201	20,031	23,739	-54.6%	-15.6%
Acquisition expenses	39	239	85	168	(146)	107	652	NM	-83.6%
Operating expenses	1,689	2,111	2,782	1,952	2,054	6,788	5,396	21.6%	25.8%
Impairment charge / valuation adjustment	-	61,482	(6,480)	(3,550)	(8,594)	(18,624)	-	NM	NM
Total losses and expenses	24,175	64,106	5,667	(880)	3,515	8,302	29,787	-85.5%	-72.1%

Pre-tax operating income (loss) from discontinued operations	(22,293)	(63,390)	(4,513)	440	(3,661)	(7,734)	(24,188)	83.6%	68.0%

Income tax expense (benefit)	(7,803)	(22,187)	(1,580)	154	(1,281)	(2,707)	(8,466)	83.6%	68.0%

After-tax operating income (loss) from discontinued operations	(14,490)	(41,203)	(2,933)	286	(2,380)	(5,027)	(15,722)	83.6%	68.0%

Realized gains (losses) after tax	509	457	494	(474)	70	90	(809)	-86.2%	NM

Loss from discontinued operations	$(13,981)	$(40,746)	$(2,439)	$(188)	$(2,310)	$(4,937)	$(16,531)	83.5%	70.1%

[1]
Effective in the fourth quarter of 2007, the Company reported the results of its former Run-off Operations segment as discontinued operations.  As a result of this change, the discontinued operations were impacted by investment income previously eliminated in the Corporate & Other segment.  For comparative purposes, all prior periods have been reclassified to reflect this change.

Note: The net results from discontinued operations are reported as a separate line item below "Income from continuing operations" in the consolidated statements of operations.

PMA Capital Corporation
Operating Cash Flows - Consolidated [1]
(Dollar Amounts in Thousands)

	3rd	4th		1st	2nd	3rd	Nine	Nine
	Quarter	Quarter		Quarter	Quarter	Quarter	Months	Months
	2007	2007		2008	2008	2008	2008	2007

Receipts:
Premiums collected	$99,713	$95,709		$93,222	$94,883	$112,274	$300,379	$279,440
Claims service, commissions and other revenues	8,097	19,473		14,097	16,180	22,643	52,920	22,732
Investment income received	9,981	10,730		10,623	9,418	9,688	29,729	31,090
Total receipts	117,791	125,912		117,942	120,481	144,605	383,028	333,262

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	20,704	24,466		4,991	17,075	25,618	47,684	40,314
Losses and LAE paid - prior years	61,340	34,968		61,577	54,638	46,851	163,066	175,450
Total losses and LAE paid	82,044	59,434		66,568	71,713	72,469	210,750	215,764
Operating expenses paid	32,950	36,995		44,966	43,369	43,785	132,120	98,403
Commissions and premiums paid	-	7,792		922	2,117	3,387	6,426	-
Policyholders' dividends paid	690	791		1,138	1,882	1,663	4,683	3,067
Interest on corporate debt	2,888	3,396		2,926	2,680	2,700	8,306	8,416
Total disbursements	118,572	108,408		116,520	121,761	124,004	362,285	325,650

Net other	(4,183)	793		(5,637)	12,080	(6,158)	285	(6,261)

Net operating cash flows from continuing operations	(4,964)	18,297		(4,215)	10,800	14,443	21,028	1,351
Net operating cash flows from discontinued operations	(18,174)	143,177	[2]	(31,345)	(23,228)	(13,236)	(67,809)	(75,999)
Net operating cash flows	$(23,138)	$161,474		$(35,560)	$(12,428)	$1,207	$(46,781)	$(74,648)

[1]
Effective in the fourth quarter of 2007, the Company reported the operating cash flows of its former Run-off Operations segment as discontinued operations.  For comparative purposes, all prior periods have been reclassified to reflect this change.

[2]	Includes $172 million received for commutation of adverse development cover reinsurance.

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group [1]
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2008	2008	2008	2008	2007

Receipts:
Premiums collected	$99,713	$95,709	$93,222	$94,883	$112,274	$300,379	$279,440
Investment income received	9,788	10,292	10,462	9,300	9,570	29,332	30,553
Total receipts	109,501	106,001	103,684	104,183	121,844	329,711	309,993

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	20,704	24,466	4,991	17,075	25,618	47,684	40,314
Losses and LAE paid - prior years	61,340	34,968	61,577	54,638	46,851	163,066	175,450
Total losses and LAE paid	82,044	59,434	66,568	71,713	72,469	210,750	215,764
Operating expenses paid	25,806	22,146	32,454	28,756	26,531	87,741	76,998
Policyholders' dividends paid	690	791	1,138	1,882	1,663	4,683	3,067
Interest on corporate debt	252	252	245	186	192	623	748
Total disbursements	108,792	82,623	100,405	102,537	100,855	303,797	296,577

Net other	(6,333)	(15,631)	(3,412)	10,964	(6,659)	893	(15,829)

Net operating cash flows	$(5,624)	$7,747	$(133)	$12,610	$14,330	$26,807	$(2,413)

[1]
Beginning in the fourth quarter of 2007, the operating cash flows of PMA Insurance Group no longer include those of PMA Management Corp.  The operating cash flows of PMA Management Corp. are currently included within the segment operating cash flows of the Company's Fee-based Business.  For comparative purposes, all prior periods have been reclassified to reflect this change.

PMA Capital Corporation
Operating Cash Flows - Fee-based Business [1]
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2008	2008	2008	2008	2007

Receipts:
Claims service, commissions and other revenues	$8,097	$19,473	$14,097	$16,180	$22,643	$52,920	$22,732
Investment income received	193	438	161	118	118	397	537
Total receipts	8,290	19,911	14,258	16,298	22,761	53,317	23,269

Disbursements:
Operating expenses paid	7,144	14,849	12,512	14,613	17,254	44,379	21,405
Commissions and premiums paid	-	7,792	922	2,117	3,387	6,426	-
Total disbursements	7,144	22,641	13,434	16,730	20,641	50,805	21,405

Net other	(105)	(48)	977	(3,003)	970	(1,056)	(3,581)

Net operating cash flows	$1,041	$(2,778)	$1,801	$(3,435)	$3,090	$1,456	$(1,717)

[1]
As a result of the Company's acquisition of Midlands at the beginning of the fourth quarter of 2007, the combined operating cash flows of PMA Management Corp. and Midlands have been reported in a new reporting segment, Fee-based Business.  For comparative purposes, all prior periods have been reclassified to reflect this change.  Fee-based Business operating cash flows include only the operating cash flows of Midlands from the date of acquisition.  Beginning in the third quarter of 2008, the operating cash flows for this segment also include those of PMA Management Corp. of New England, which was acquired by the Company on June 30, 2008.

PMA Capital Corporation
Statutory Surplus
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2007	2007	2008	2008	2008[1]

PMA Pool [2]	$339,800	$335,394	$343,582	$352,096	$336,368
PMA Capital Insurance Company	58,040	47,580	41,099	37,838	26,143

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(Dollar Amounts in Thousands)

	3rd	4th	1st	2nd	3rd	Nine	Nine
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2007	2007	2008	2008	2008[1]	2008[1]	2007

Net Premiums Written:
Workers' Compensation	$98,459	$64,477	$103,018	$71,998	$107,446	$282,462	$288,167
Other Commercial Lines	9,900	6,139	10,805	9,079	8,692	28,576	27,517
Total - PMA Pool	$108,359	$70,616	$113,823	$81,077	$116,138	$311,038	$315,684

Statutory Ratios:
Loss and LAE ratio	68.0%	70.4%	69.6%	69.5%	69.4%	69.5%	69.8%
Underwriting expense ratio	25.9%	34.6%	20.3%	32.1%	22.1%	24.1%	25.2%
Policyholders' dividend ratio	1.4%	2.1%	1.4%	1.5%	1.4%	1.4%	1.2%
Combined ratio	95.3%	107.1%	91.3%	103.1%	92.9%	95.0%	96.2%
Operating ratio	85.7%	97.2%	80.7%	94.4%	84.0%	85.7%	86.5%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:	Inquiries:
American Stock Transfer & Trust Company	William E. Hitselberger
Shareholder Relations	Chief Financial Officer
59 Maiden Lane – Plaza Level	610.397.5083
New York, NY 10038	e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:	610.397.5298
800.937.5449	investorrelations@pmacapital.com

Email Inquiries:	Company Website:
info@amstock.com	www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 10/30/2008):

	A.M. Best	Fitch	Moody's
PMA Pool [1]	A- (4th of 16)	BBB+ (8th of 21)	Baa3 (10th of 21)
PMA Capital Insurance Company [2]	B (7th of 16)	NR [3]	B1 (14th of 21)

[1] The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance
Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2] In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA
Capital Insurance Company ("PMACIC"). The reinsurance business is in run-off. On April 1, 2008, we announced that we have executed a definitive stock purchase agreement to sell our Run-off Operations to Armour Reinsurance Group Limited.
[3] NR - No Rating; On July 21, 2008, Fitch withdrew its financial strength rating of PMACIC.
Prior to the rating withdrawal, PMACIC had a financial strength rating of "B-" (16th of 21).